Exhibit 99.10

YOU ARE STRONGLY URGED TO READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS/ MANAGEMENT INFORMATION CIRCULAR, INCLUDING THE SCHEDULES AND ANNEXES ATTACHED THERETO AND THE DOCUMENTS INCORPORATED BY REFERENCE THEREIN, BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND ELECTION FORM.

ABITIBI-CONSOLIDATED INC.

LETTER OF TRANSMITTAL AND ELECTION FORM FOR

REGISTERED HOLDERS OF ABITIBI COMMON SHARES

Holders of Abitibi-Consolidated Inc. (“Abitibi”) common shares whose shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for instructions and assistance in delivering those Abitibi common shares as contemplated by this Letter of Transmittal and Election Form.

This Letter of Transmittal and Election Form is for use by the registered holders of Abitibi common shares in connection with the proposed combination of Abitibi with Bowater Incorporated (“Bowater”) under AbitibiBowater Inc. (“AbitibiBowater”) by way, inter alia, of a plan of arrangement in accordance with section 192 of the Canada Business Corporations Act (the “Arrangement”) involving, among others, Abitibi and holders of Abitibi common shares, which Arrangement is being submitted for approval at the special meeting of the holders of Abitibi common shares to be held on July 26, 2007 (the “Abitibi Meeting”). Holders of Abitibi common shares are referred to the Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus/Management Information Circular of Abitibi, Bowater Incorporated and Bowater Canada Inc. (“Bowater Canada”) (the “Circular”) that accompanies this Letter of Transmittal and Election Form. Terms used but not defined in this Letter of Transmittal and Election Form that are defined in the Circular have the respective meanings set out in the Circular.

This Letter of Transmittal and Election Form, properly completed and duly executed, together with all other required documents, should be delivered in person or by courier or sent by registered mail to Computershare Investor Services Inc. (the “Depositary”) at one of the addresses set forth on the back page of this Letter of Transmittal and Election Form before 5:00 p.m. (Montreal time) on July 24, 2007 (or, if the Abitibi Meeting is adjourned or postponed, 48 hours, excluding Saturdays, Sundays and holidays, before the time the adjourned or postponed Abitibi Meeting is to be reconvened) (the “Election Deadline”).

TO:	ABITIBI-CONSOLIDATED INC.

AND TO:	ABITIBIBOWATER INC.

AND TO:	BOWATER CANADA INC.

AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., at its addresses set out at the back of this Letter of Transmittal and Election Form

Figure 1: Description of Abitibi common shares transmitted.

The undersigned hereby deposits with you for exchange upon the Arrangement becoming effective, the enclosed certificate(s) representing Abitibi common shares, details of which are as follows:

Name(s) and Address of Registered Holder(s)	Certificate Number(s)	Number of Abitibi common shares deposited with this Letter of Transmittal and Election Form

Note: If space is insufficient, please attach a separate schedule to this Letter of Transmittal and Election Form as outlined in Instruction 6(a).

Holders of Abitibi common shares that are eligible Canadian residents, as defined below, (other than holders who have properly exercised dissent rights) who have properly completed, duly executed and delivered this Letter of Transmittal and Election Form, their Abitibi common share certificate(s) and all other required documents before the Election Deadline, will be entitled to receive on or after the Effective Date of the Arrangement 0.06261 of an exchangeable share of Bowater Canada Inc. (“Bowater Canada”) (and ancillary rights) for each Abitibi common share for which an election is made, with a whole share being exchangeable at any time on a one-for-one basis for a share of common stock of AbitibiBowater.

The number of exchangeable shares of Bowater Canada that may be issued to eligible Canadian residents is equal to an amount that, when combined with the exchangeable shares of Bowater Canada which are currently issued to holders of such shares, is less than 20% of the total voting power of AbitibiBowater. See the section of the Circular entitled “Special Meeting of Abitibi Shareholders – Election to Receive Bowater Canada Exchangeable Shares and Exchange of Share Certificates”.

Only holders of Abitibi common shares that are eligible Canadian residents (other than holders who have properly exercised their dissent rights) and hold Abitibi common shares on their own behalf or holders of Abitibi common shares who hold such shares on behalf of an eligible Canadian resident may elect to receive consideration under the Arrangement that includes exchangeable shares of Bowater Canada. For this purpose, eligible Canadian resident means (i) a person who is a resident of Canada for purposes of the Income Tax Act (Canada), other than a person who is exempt from tax under the Income Tax Act (Canada), or (ii) a partnership, any of the partners of which is a person who is a resident of Canada for purposes of the Income Tax Act (Canada), other than a person who is exempt from tax for purposes of the Income Tax Act (Canada). Such holder may exercise this right with respect to all or any portion of the Abitibi common shares they hold, subject to the limit described above and in the Circular. See the section of the Circular entitled “Special Meeting of Abitibi Shareholders – Election to Receive Bowater Canada Exchangeable Shares and Exchange of Share Certificates”.

Holders of Abitibi common shares (other than holders who have properly exercised dissent rights), who are not eligible Canadian residents, will receive on or after the Effective Date of the Arrangement in respect of each of those shares, 0.06261 of a share of common stock of AbitibiBowater and do not need to return this Letter of Transmittal and Election Form at this time.

You must include your Abitibi common share certificate(s) and any other required documentation with this Letter of Transmittal and Election Form to make an effective election.

If the Depositary does not receive this Letter of Transmittal and Election Form properly completed and duly executed, together with your Abitibi common share certificate(s) and all other required documentation before the Election Deadline, holders of Abitibi common shares will be deemed to have elected to receive shares of AbitibiBowater common stock as consideration under the Arrangement.

Holders will not receive evidence of ownership of their shares of common stock of AbitibiBowater (in the form of a share certificate or, in whole or in part, in book-entry form through the direct registration system), or receive dividends or other distributions in respect of these shares until this Letter of Transmittal and Election Form, certificates representing their Abitibi common shares and other required documents are properly completed and returned to the Depositary and, in any event, not prior to the Effective Time.

For holders of Abitibi common shares that are eligible Canadian residents, the tax consequences may differ significantly depending on whether exchangeable shares of Bowater Canada (and ancillary rights) or shares of common stock of AbitibiBowater are ultimately received pursuant to the Arrangement and whether an election to defer tax is made. If you are an eligible Canadian resident holder of Abitibi common shares, you should consider carefully the tax consequences to you in determining whether to elect to receive shares of common stock of AbitibiBowater and/or exchangeable shares of Bowater Canada (and ancillary rights) in exchange for your Abitibi common shares.

Rather than receiving a certificate representing a fractional interest in an exchangeable share of Bowater Canada or a share of AbitibiBowater common stock for any excess over a whole share number, a registered Abitibi shareholder will receive a cash payment equal to the shareholder’s pro rata portion of the net proceeds after expenses received by the Depositary upon the sale of whole shares representing the accumulation of all fractional interests in the shares to which all registered Abitibi shareholders would otherwise be entitled. See the section of the Circular entitled “The Combination Agreement and Related Matters – No Fractional Shares”.

Cash in respect of fractional interests in exchangeable shares of Bowater Canada and shares of AbitibiBowater common stock will be paid in Canadian currency in respect of exchangeable shares and in US currency in respect of shares of common stock. To avoid backup withholding on such payments, a registered holder of Abitibi common shares should provide the Depositary with a Form W-9 or W-8, as applicable, which forms are enclosed with this Letter of Transmittal and Election Form.

PLEASE READ CAREFULLY THE CIRCULAR AND THE INSTRUCTIONS SET OUT BELOW BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND ELECTION FORM.

PART I - ELECTION FOR ELIGIBLE CANADIAN RESIDENT HOLDERS

OF ABITIBI COMMON SHARES ONLY

Under the Arrangement, the undersigned hereby elects to receive the following consideration, through the exchange of the Abitibi common shares represented by the enclosed certificate(s):

CHECK ONE OF THE THREE BOXES BELOW:

(i)	☐ Only exchangeable shares of Bowater Canada (and ancillary rights);

➢ If you have checked this box, see Figure 2: Election Form of Eligible Canadian Resident Holders of Abitibi Common Shares and Figure 3: Tax Election Package Request Form.

OR

(ii)	☐ Only shares of common stock of AbitibiBowater;

OR

(iii)

☐        A combination of exchangeable shares of Bowater Canada (and ancillary rights) and shares of common stock of AbitibiBowater; whereby the undersigned elects to receive for each Abitibi common share represented by the enclosed certificate(s), exchangeable shares of Bowater Canada or shares of common stock of AbitibiBowater as consideration for the number of Abitibi common shares indicated in the boxes opposite each form of consideration:

➢ If you have checked this box, see Figure 2: Election Form of Eligible Canadian Resident Holders of Abitibi Common Shares and Figure 3: Tax Election Package Request Form.

Instructions: Please fill out each box below:

# of Abitibi common shares to be exchanged for exchangeable shares of Bowater Canada (and ancillary rights)

# of Abitibi common shares to be exchanged for shares of common stock of AbitibiBowater

TOTAL - Add the numbers in the 2 boxes above (must be equal to the total number of Abitibi common shares delivered pursuant to this Letter of Transmittal and Election Form.)

The undersigned holder of Abitibi common shares acknowledges that, in the event that he/she/it has elected to receive any exchangeable shares of Bowater Canada (and ancillary rights) and the Bowater Canada exchangeable share limit described above and in the Circular is exceeded, then the number of exchangeable shares of Bowater Canada that will be issued to the undersigned will be less than the number of exchangeable shares otherwise issuable pursuant to the election made herein. See the section of the Circular entitled “Special Meeting of Abitibi Shareholders – Election to Receive Bowater Canada Exchangeable Shares and Exchange of Share Certificates”.

If this Letter of Transmittal and Election Form is not returned prior to the Election Deadline or if an election is not effectively made, holders of Abitibi common shares will be deemed to have elected to receive only shares of AbitibiBowater common stock.

Holders of Abitibi common shares should consult with their own tax advisors prior to making the election in respect of the consideration available to them under the Arrangement.

The undersigned holder of Abitibi common shares acknowledges that the intention of Bowater Canada in offering the exchangeable shares is to have economic and voting attributes associated with the exchangeable shares that are substantially equivalent to those of common stock of AbitibiBowater. AbitibiBowater will covenant in the amended and restated voting and exchange trust agreement to be entered into in connection with the Arrangement to provide financial and other information regarding AbitibiBowater to holders of exchangeable shares of Bowater Canada. By electing to receive exchangeable shares of Bowater Canada as indicated above, the undersigned acknowledges AbitibiBowater’s covenant in that regard and that the undersigned does not wish to receive the documents referred to in section 155 of the Canada Business Corporations Act relating to Bowater Canada.

Figure 2: Election Form of Eligible Canadian Resident Holders of Abitibi Common Shares

IF YOU ARE AN ELIGIBLE CANADIAN RESIDENT HOLDER OF ABITIBI COMMON SHARES HAVING ELECTED TO RECEIVE CONSIDERATION THAT INCLUDES EXCHANGEABLE SHARES OF BOWATER CANADA, AND IF YOU ARE ELIGIBLE FOR AND DESIRE A POTENTIAL CANADIAN TAX DEFERRAL, PLEASE MAKE THE FOLLOWING ELECTION

By checking this box ☐, the undersigned:

(i)	represents that the undersigned is, or holds Abitibi common shares on behalf of, an eligible Canadian resident holder (as defined above);

(ii)	acknowledges that it is the undersigned’s responsibility to prepare and file the appropriate tax election(s) that will be included in the tax election filing package and to send two signed copies of the applicable tax election forms to Bowater Canada at the address indicated in the tax election package within 90 days following the Effective Date of the Arrangement, duly completed with all required information; and

(iii)	acknowledges that a Canadian tax deferral is only available to the extent that the undersigned receives exchangeable shares of Bowater Canada as partial or total consideration in respect of the Abitibi common shares deposited herewith and completes and duly files a valid tax election with the appropriate taxation authorities.

See the section of the Circular entitled “Material Canadian Federal Income Tax Consequences of the Combination”.

Figure 3: Tax Election Package Request Form

If you have checked the box above, please check the appropriate boxes below:

	Yes	No
The undersigned requests that a tax election filing package be forwarded to the undersigned by mail at the address specified herein	☐	☐

The undersigned will obtain the tax election filing package via the internet at http://www.abitibibowater.com	☐	☐

The undersigned is a partnership	☐	☐

The undersigned intends to file a corresponding tax election in Québec	☐	☐

PART II - FOR ALL HOLDERS OF ABITIBI COMMON SHARES

It is understood that upon receipt and deposit of: (i) this Letter of Transmittal and Election Form, (ii) the Abitibi common share certificate(s) and (iii) all other required documentation, and following the Effective Date of the Arrangement, Bowater Canada, AbitibiBowater or their agent(s) will send to the undersigned or hold for pick up, in accordance with the instructions given below, evidence of ownership of shares of common stock of AbitibiBowater and/or exchangeable shares of Bowater Canada (in the form of a certificate or, in whole or in part, in book-entry form through the direct registration system) to which the undersigned is entitled under the Arrangement. This evidence of ownership will be in the name of the holder of Abitibi common shares set forth below.

The undersigned holder of Abitibi common shares covenants, represents and warrants that (i) the undersigned is the owner of the Abitibi common shares being deposited, (ii) such shares are owned by the undersigned free and clear of all hypothecs, mortgages, liens, charges, encumbrances, security interests and adverse claims, (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and Election Form, (iv) all information inserted into this Letter of Transmittal and Election Form by the undersigned is accurate, and (v) the undersigned will not transfer or permit to be transferred any of the deposited Abitibi common shares.

The covenants, representations and warranties of the undersigned herein contained survive the completion of the Arrangement.

The undersigned revokes any and all authority, other than as granted in this Letter of Transmittal and Election Form or a proxy granted for use at the Abitibi Meeting, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Abitibi common shares being deposited. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, except a proxy granted for use at the Abitibi Meeting, will be granted with respect to the deposited Abitibi common shares. Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal and Election Form survives the death or incapacity of the undersigned and any obligation of the undersigned hereunder is binding upon the heirs, legal representatives, successors and assigns of the undersigned.

The undersigned instructs Bowater Canada, AbitibiBowater and the Depositary to mail evidence of ownership of exchangeable shares of Bowater Canada and/or shares of common stock of AbitibiBowater (either in the form of a certificate, or, in whole or in part, in book-entry form through the direct registration system) promptly after the Effective Date of the Arrangement, by first class insured mail, postage prepaid, to the undersigned, or to hold such evidence of ownership for pick-up promptly after the Effective Date according to the instructions given below.

If the Arrangement is not completed, the deposited Abitibi common shares and all other ancillary documents will be returned to the undersigned by first class insured mail, postage prepaid, at the address of the undersigned shown on the register of holders of Abitibi common shares or, if Box C below has been completed, will be held for pickup by the undersigned. The undersigned recognizes that Abitibi has no obligation pursuant to the instructions given below to transfer any Abitibi common shares from the name of the registered holder thereof if the Arrangement is not completed.

By reason of the use by the undersigned of an English language form of this Letter of Transmittal and Election Form, the undersigned is deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal and Election Form, as well as all documents related thereto, be drawn up exclusively in the English language. En utilisant une version anglaise de cette lettre d’envoi et formulaire de choix, le soussigné est réputé avoir exigé que tout contrat attesté par l’Arrangement, tel qu’il est accepté au moyen de cette lettre d’envoi et formulaire de choix, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

Please read carefully the attached instructions

A. Registration and Payment Instructions	B. Special Delivery Instructions

Issue and send evidence of ownership of the exchangeable shares of Bowater Canada and/or shares of common stock of AbitibiBowater in the name as indicated below, and enter the address indicated below in the share register.

To be completed ONLY if evidence of ownership is to be sent to someone other than the registered holder shown in Box A or to an address other than the address of the registered holder shown in Box A.

Mail to the name and address below:

Name (please print)	Name (please print)

Street Address	Street Address

City, Province or State, Postal or Zip Code	City, Province or State, Postal or Zip Code

Country	Country

Telephone - Business Hours	Telephone - Business Hours

Social Insurance or Social Security Number

C. Special Pick-up Instructions	D. Information regarding residence of holders of Abitibi common shares

Hold evidence of ownership (either in the form of a certificate or through the direct registration system, if applicable) for pick up at the office of the Depositary at which delivery of this Letter of Transmittal and Election Form was made.	The undersigned holder of Abitibi common shares represents that the beneficial owner of such common shares is:
☐	☐ an eligible Canadian resident (as defined above); or
☐ not an eligible Canadian resident (as defined above).

E. U.S. Residents/Citizens

U.S. residents/citizens must provide their Social Security Number or Taxpayer Identification Number:

Date:	Signature Guaranteed by:
(if required under Instruction 3)

Signature of holder or authorized representative	Authorized Signature

Signature of any joint holder	Name of Guarantor (please print)

Name of Shareholder (please print)

Name of authorized representative (please print)

INSTRUCTIONS:

1.	Use of Letter of Transmittal and Election Form

(a)	In order for a valid election to receive exchangeable shares of Bowater Canada to be made, this Letter of Transmittal and Election Form (or manually signed facsimile thereof), together with the accompanying certificate(s) representing Abitibi common shares and all other required documents, must be received by the Depositary at one of the addresses specified on the back page of this Letter of Transmittal and Election Form before the Election Deadline.

For example, holders of Abitibi common shares with a registered address in Canada who wish to receive exchangeable shares of Bowater Canada (and ancillary rights) rather than shares of common stock of AbitibiBowater must ensure that the foregoing documents are received by the Depositary as required before the Election Deadline.

This Letter of Transmittal and Election Form (or a manually signed facsimile thereof) and any other required documents should also be returned to the Depositary at one of the addresses specified on the back page of this Letter of Transmittal and Election Form in order for former holders of Abitibi common shares to receive evidence of ownership of exchangeable shares of Bowater Canada and/or shares of common stock of AbitibiBowater (in the form of a share certificate or, in whole or in part, in book-entry form through the direct registration system) and to receive dividends or other distributions in respect of these shares, but are not required to be returned before the Election Deadline for these purposes.

(b)	The method used to deliver this Letter of Transmittal and Election Form, the accompanying certificate(s) representing Abitibi common shares and all other required documents is at the option and risk of the holder of Abitibi common shares, and delivery will be deemed to be effective only when such documents are actually received. Abitibi recommends that the necessary documentation be hand delivered to the Depositary at one of the addresses specified on the back page of this Letter of Transmittal and Election Form and a receipt obtained; otherwise, the use of registered, insured mail, with return receipt requested, is recommended.

2.	Signatures

(a)	This Letter of Transmittal and Election Form must be filled in, dated and signed by the holder of the Abitibi common shares or by such holder’s duly authorized representative in accordance with Instruction 4.

(b)	If this Letter of Transmittal and Election Form is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal and Election Form must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed for transfer. If such transmitted certificate(s) is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Election Form.

(c)	If this Letter of Transmittal and Election Form is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if evidence of ownership of exchangeable shares of Bowater Canada and/or shares of common stock of AbitibiBowater are to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed for transfer or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3.

3.	Guarantee of Signature

(a)	If this Letter of Transmittal and Election Form is signed by a person other than the registered owner(s) of the Abitibi common shares, or if the Arrangement is not completed and the Abitibi common shares are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Abitibi common shares or if evidence of ownership of exchangeable shares of Bowater Canada and/or shares of common stock of AbitibiBowater are to be issued to a person other than the registered owner(s), such signature must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution).

(b)	An “Eligible Institution” means a Canadian Schedule 1 chartered bank, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal and Election Form is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal and Election Form must be accompanied by satisfactory evidence of authority to act. Any of Abitibi, Bowater Canada, AbitibiBowater or the Depositary (or any other agent of Abitibi, Bowater Canada or AbitibiBowater) may, in their discretion, require additional evidence of authority or additional documentation.

5.	Delivery Instructions

The Box entitled “B - Special Delivery Instructions” should be completed only if the address to which evidence of ownership of the exchangeable shares of Bowater Canada and/or shares of common stock of AbitibiBowater is to be mailed is different from that provided in Box A. If neither Box B nor Box C is completed, evidence of ownership of the exchangeable shares of Bowater Canada and/or shares of common stock of AbitibiBowater issued in exchange for Abitibi common shares will be mailed to the depositing holder of Abitibi common shares at the address indicated in Box A in this Letter of Transmittal and Election Form. If Box C is not completed and no address is provided in this Letter of Transmittal and Election Form, then evidence of ownership of the exchangeable shares of Bowater Canada, and/or shares of common stock of AbitibiBowater will be mailed to the address of the holder of Abitibi common shares as it appears on the register of Abitibi common shares.

6.	Miscellaneous

(a)	If the space provided above in “Figure 1: Description of Abitibi common shares transmitted” is insufficient, the requested information should be set out in a separate list and attached to this Letter of Transmittal and Election Form.

(b)	If Abitibi common shares are registered in different forms (e.g., “John Doe” and “J. Doe”), a separate Letter of Transmittal and Election Form should be completed and signed for each different registration.

(c)	Where the undersigned elects to receive exchangeable shares of Bowater Canada and ancillary rights, the undersigned must complete “Box D - Information Regarding Residence of Holders of Abitibi Common Shares” in this Letter of Transmittal and Election Form indicating whether the undersigned is an eligible Canadian resident.

(d)	No alternative, conditional or contingent deposits will be accepted, and no fractional exchangeable shares of Bowater Canada or fractional shares of AbitibiBowater common stock will be issued.

(e)	Additional copies of this Letter of Transmittal and Election Form may be obtained from the Depositary at one of the addresses specified on the back page of this Letter of Transmittal and Election Form.

(f)	Abitibi, Bowater Canada and AbitibiBowater reserve the right, if they so elect collectively, in their absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal and Election Form received by them.

(g)	It is strongly recommended that, prior to completing this Letter of Transmittal and Election Form, the undersigned read the accompanying Circular and the Annexes attached thereto.

7.	Lost Certificates

If a share certificate has been lost or destroyed, this Letter of Transmittal and Election Form should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will respond with the replacement requirements.

8.	Assistance

The Depositary and Kingsdale Shareholders Services Inc. (see back cover for addresses and telephone numbers) or your broker or other financial advisor will be able to assist you in completing this Letter of Transmittal and Election Form.

9.	Form W-9 — U.S. Shareholders

In order to avoid backup withholding of U.S. federal income tax, a holder of Abitibi common shares who is a resident of the U.S. for U.S. federal income tax purposes is required to provide the shareholder’s current taxpayer identification number (“TIN”) by completing the enclosed Form W-9, certifying under penalties of perjury that the TIN provided on that form is correct (or that such shareholder is awaiting receipt of a TIN), that the shareholder is a U.S. person for U.S. federal income tax purposes, and that (i) the shareholder is exempt from backup withholding, (ii) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) after being so notified, the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding. If a shareholder does not provide a correct TIN or fails to provide the certifications described above, the shareholder may be subject to backup withholding at a rate of 28% and a US$50 penalty for such failure. Moreover, if a shareholder makes a false statement with no reasonable basis that results in no backup withholding, the shareholder may be subject to a US$500 penalty. Willfully falsifying certifications or affirmations may result in criminal penalties.

Backup withholding is not an additional U.S. income tax. Rather, the U.S. income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished in a timely manner to the Internal Revenue Service.

The TIN for an individual U.S. citizen or resident is the individual’s social security number. A shareholder who does not have a TIN may write “Applied For” in Part I of the Form W-9 if such shareholder has applied for a TIN or intends to apply for a TIN in the near future. Notwithstanding that a shareholder has written “Applied For” in Part I of the Form W-9 in accordance with the previous sentence, 28% of all payments made prior to the time a properly certified TIN is provided will be withheld. However, such amounts will be refunded to such shareholder if a TIN is provided within 60 days of the date of the Form W-9.

Certain holders of Abitibi common shares (including, among others, corporations and certain not-for-profit organizations) are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, a shareholder who is a U.S. resident for U.S. federal income tax purposes and is exempt from backup withholding should complete the Form W-9 by providing the shareholder’s correct TIN, signing and dating the form, and checking the box “Exempt from backup withholding”. A shareholder should consult its tax advisor as to the shareholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

10.	Form W-8 — Non-U.S. Shareholders

A holder of Abitibi common shares who is not a resident of the U.S. for U.S. federal income tax purposes must submit the appropriate Form(s) W-8. Generally, a foreign individual or a foreign corporation that is not a pass-through entity for U.S. income tax purposes and is not engaged in a trade or business within the U.S. would provide a Form W-8BEN. A foreign entity that is a pass-through entity for U.S. federal income tax purposes and is not engaged in a trade or business within the U.S. would generally provide a Form W-8BEN and/or a Form W-8IMY (which may require an additional Form W-8BEN for its beneficial owners), depending on its particular circumstances. A foreign individual or a foreign entity that is engaged in a trade or business within the U.S. may be required to provide a Form W-8ECI. The Form W-8BEN is enclosed herein. The Forms W-8IMY and W-8ECI will be provided to you upon request to Abitibi c/o Corporate Secretary, 1155 Metcalfe Street, Suite 800, Montreal, QC Canada H3B 5H2, or are available at www.irs.gov.

You may want to provide a TIN on Form W-8BEN even if it is not required. A Form W-8BEN provided without a TIN generally will be valid until the last day of the third succeeding calendar year from the date the form is signed. A Form W-8BEN provided with a TIN generally will be valid until a change of circumstances renders any information on the form incorrect.

Exempt persons are not subject to backup withholding. Holders of Abitibi common shares that are non-U.S. residents for U.S. federal income tax purposes may qualify as exempt persons by submitting Form W-8BEN, signed under penalties of perjury, certifying such shareholder’s foreign status.

If backup withholding applies, 28% of certain payments to be made to the shareholder is required to be withheld. Backup withholding is not an additional tax. Rather, the U.S. tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by timely filing a tax return with the Internal Revenue Service.

All holders of Abitibi common shares are urged to consult their own tax advisors to determine which forms should be used and whether they are exempt from backup withholding.

Form W-9 (Rev. November 2005) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
Business name, if different from above
Check appropriate box: ☐ Individual/ Sole proprietor ☐ Corporation ☐ Partnership ☐ Other ➢ . . . . . . . . . . . .		☐ Exempt from backup withholding
Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

or

Part II Certification

Under penalties of perjury, I certify that:

1.      The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.      I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.      I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person ➢	Date ➢

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

For federal tax purposes, you are considered a person if you are:

•    An individual who is a citizen or resident of the United States,

•    A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

•    Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•    The U.S. owner of a disregarded entity and not the entity,

	Cat. No. 10231X	Form W-9 (Rev. 11-2005)

Form W-9 (Rev. 11-2005)	Page 2

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

    If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

    1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

    2. The treaty article addressing the income.

    3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

    4. The type and amount of income that qualifies for the exemption from tax.

    5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

    Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

    If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

    You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

    1. You do not furnish your TIN to the requester,

    2. You do not certify your TIN when required (see the Part II instructions on page 4 for details),

    3. The IRS tells the requester that you furnished an incorrect TIN,

    4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

    5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

    Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

    Also see Special rules regarding partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 11-2005)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

    1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

    2. The United States or any of its agencies or instrumentalities,

    3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

    4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

    5. An international organization or any of its agencies or instrumentalities.

    Other payees that may be exempt from backup withholding include:

    6. A corporation,

    7. A foreign central bank of issue,

    8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

    9. A futures commission merchant registered with the Commodity Futures Trading Commission,

    10. A real estate investment trust,

    11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

    12. A common trust fund operated by a bank under section 584(a),

    13. A financial institution,

    14. A middleman known in the investment community as a nominee or custodian, or

    15. A trust exempt from tax under section 664 or described in section 4947.

    The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for ...	THEN the payment is exempt for ...
Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt recipients 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification

Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

    If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

    If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

    If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 11-2005)	Page 4

Part II. Certification

    To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

    For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

    1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

    2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

    3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

    4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

    5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the

Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]

b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]

5. Sole proprietorship or single-owner LLC	The owner [3]

For this type of account:	Give name and EIN of:
6. Sole proprietorship or single-owner LLC	The owner [3]

7. A valid trust, estate, or pension trust	Legal entity [4]

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

[4]

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules regarding partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

    You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Form W-8BEN (Rev. February 2006) Department of the Treasury Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner

for United States Tax Withholding

➢ Section references are to the Internal Revenue Code.     ➢ See separate Instructions.

➢ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621
Do not use this form for:	Instead, use Form:

• A U.S. citizen or other U.S. person, including a resident alien individual	W-9
• A person claiming that income is effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY

•  A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2),
501(c), 892, 895, or 1443(b) (see instructions)

W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
• A person acting as an intermediary	W-8IMY
Note: See instructions for additional exceptions.

Part I	Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner	2 Country of incorporation or organization

3 Type of beneficial owner:	☐ Individual	☐ Corporation	☐ Disregarded entity	☐ Partnership	☐ Simple trust
☐ Grantor trust	☐ Complex trust	☐ Estate	☐ Government	☐ International organization
☐ Central bank of issue	☐ Tax-exempt organization	☐ Private foundation

4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.
City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)
5 Mailing address (if different from above)
City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)
6 U.S. taxpayer identification number, if required (see instructions) ☐ SSN or lTIN ☐ EIN	7 Foreign tax identifying number, if any (optional)
8 Reference number(s) (see instructions)

Part II	Claim of Tax Treaty Benefits (if applicable)

  9    I certify that (check all that apply):

a ☐	The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.
b ☐	If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
c ☐	The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
d ☐	The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
e ☐	The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10	Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article of the treaty identified on line 9a above to claim a % rate of withholding on (specify type of income):
Explain the reasons the beneficial owner meets the terms of the treaty article:
____________________________________________________________________________________________________________________________________________

Part III	Notional Principal Contracts

11 ☐	I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part IV	Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1 I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

2 The beneficial owner is not a U.S. person,

3 The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner’s share of a partnership’s effectively connected income, and

4 For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here ➢
	Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)	Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions.	Cat. No. 25047Z	Form W-8BEN (Rev. 2-2006)

    Printed on Recycled Paper

The Depositary is:

COMPUTERSHARE INVESTOR SERVICES INC.

Toll Free Telephone: 1-877-982-8769

Email: corporateactions@computershare.com

Toronto

By Mail	By Registered Mail, by Hand or by Courier

P.O. Box 7021	100 University Avenue
31 Adelaide Street East	9th Floor
Toronto, Ontario M5C 3H2	Toronto, Ontario M5J 2Y1
Attn: Corporate Actions	Attn: Corporate Actions

Montreal

Registered Mail, by Hand or by Courier

650 de Maisonneuve Blvd. West

Suite 700

Montreal, Quebec H3A 3S8

Attn: Corporate Actions

Kingsdale Shareholder Services Inc.

The Exchange Tower

130 King Street West

Suite 2950, P.O. Box 361

Toronto, Ontario

M5X 1E2

Shareholders Call Toll-Free:

866.639.7993

(Banks and Brokers may call collect at 416.867.2272)